                           FOURTH AMENDMENT OF LEASE

     THIS FOURTH AMENDMENT OF LEASE (this "Amendment") is made this _____ day of 5th Aug., 1998 by and between M.O.R. COLUMBIA LIMITED PARTNERSHIP, a Maryland limited partnership ("Landlord") and MARTEK BIOSCIENCES CORPORATION, a Delaware corporation ("Tenant").

                                  INTRODUCTION

     A. Landlord's predecessor in title, Aetna Life Insurance Company, and Tenant entered into a Lease dated August 15, 1992 (the "Original Lease"), whereby Tenant agreed to lease twenty-seven thousand one hundred fifty (27,150) square feet (the "Original Leased Premises") in a building known as Building K (the "Building") in an office and research and development complex known as "Columbia Business Center" in Howard County, Maryland. The Original Lease was amended by a Lease Modification Agreement (the "First Amendment") dated October 14, 1993; by a Second Lease Modification Agreement (the "Second Amendment") dated September 22, 1994; and by a Third Amendment of Lease (the "Third Amendment") dated August 1, 1997. The Original Lease, as amended by the First Amendment, the Second Amendment, and the Third Amendment, is herein collectively referred to as the "Lease."

     B.   Pursuant to the various expansion rights of Tenant set forth in
Article 50 of the Lease, Tenant expanded the Original Leased Premises by a total of twelve thousand five hundred fifty-four (12,554) square feet (the "Expansion Space"), so that the area now leased by Tenant comprises thirty-nine thousand seven hundred four (39,704) square feet (the "Existing Premises").

     C. Pursuant to a Consent to Sublease of Lease by and among Landlord, Tenant and Fidelity Mortgage and Finance Co. ("Sub-Tenant"), dated November 4, 1996, Landlord consented to the sublease by Tenant to Sub-Tenant of six thousand two hundred seventy-one (6,271) square feet of the Existing Premises (the "Subleased Premises").

     D. Pursuant to Article 49 of the Lease, Tenant exercised its option to extend the term of the Lease until November 30, 2004.

     E. Tenant desires to exercise Tenant's right of first offer and further expand the Existing Premises and to modify and amend certain other terms of the Lease as set forth below.

     F. Unless otherwise defined herein or unless the context requires a contrary meaning, all capitalized terms used in this Amendment shall have the meanings given to them in the Lease.
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     NOW THEREFORE, in consideration of the foregoing Introduction, which is deemed a substantive part of this Amendment, the covenants of the parties herein and in the Lease and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. SECOND EXPANSION SPACE. From and after the Expansion Date (as defined below) Landlord shall lease unto Tenant and Tenant shall rent from Landlord, in addition to the Existing Premises, that portion of the Building containing three thousand one hundred twenty-five (3,125) rentable square feet (the "Second Expansion Space") and more particularly described on Exhibit A. attached hereto and incorporated herein. The "Expansion Date" shall be the date on which Landlord delivers the Second Expansion Space to Tenant with the work described in Section 2 below completed, which date Landlord estimates will be July 15, 1998.

     2. TENANT IMPROVEMENTS. Landlord agrees to finish the Second Expansion Space with materials of the type and quality standardly used in the Building, all in accordance with the plans and specifications attached hereto as Exhibit B and incorporated by reference herein. Landlord shall contribute $31,250.00 ("Landlord's Contribution") toward the cost of such improvements. Any costs in excess of Landlord's Contribution shall be paid by Tenant within 30 days of receipt of an invoice therfor from Landlord.

     3. LEASED PREMISES. From and after the Expansion Date, all references to the square footage of the Leased Premises set forth in the Lease shall be deleted and in place therof shall be inserted the number of forty-two thousand eight hundred twenty-nine (42,829), so that the "Leased Premises" shall comprise the Original Leased Premises, the Expansion Space and the Second Expansion Space.

     4. BASIC ANNUAL RENT FOR THE LEASED PREMISES. Commencing on the Expansion Date and continuing throughout the Term (i.e., through November 30,
2004), Tenant agrees to pay Basic Annual Rent with respect to the Leased Premises in equal monthly installments at the times and otherwise in the manner as set forth in the Lease as follows:

                                                                   MONTHLY             RENT PER
LEASE TERM                         BASIC ANNUAL RENT             INSTALLMENT         SQUARE FOOT
----------                         -----------------             -----------         -----------
Expansion Date-May 31, 1999            $352,482.67                $29,373.56            $ 8.23
June 1, 1999-May 31, 2000              $398,309.70                $33,192.48            $ 9.30
June 1, 2000-May 31, 2001              $410,730.11                $34,227.51            $ 9.59
June 1, 2001-May 31, 2002              $423,150.52                $35,262.54            $ 9.88
June 1, 2002-May 31, 2003              $435,999.22                $36,333.27            $10.18
June 1, 2003-May 31, 2004              $449,276.21                $37,439.68            $10.49
June 1, 2004-November 30, 2004         $462,553.20                $38,546.10            $10.80

     5. AMENDMENT. From and after the date hereof, the Lease shall be amended and in full force and effect in such respects as are set forth in this Amendment, and all other provisions, terms, conditions and riders of and to the Lease in all respects shall remain in full force and effect as set forth in the Lease.


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     6.   REAFFIRMATION.  Tenant hereby reaffirms and restates, and agrees to be bound by the covenants, promises, representations and agreements set forth in the Lease (except to the extent that they are expressly superseded by this Amendment) as if made herein.

     7. BINDING ON SUCCESSORS. The terms and conditions contained in this Amendment shall bind and inure to the benefit of Landlord and Tenant, and their respective heirs, distributees, executors, administrators and other legal and personal representatives, successors and permitted assigns.

     8. AUTHORITY. Tenant represents and warrants to Landlord that Tenant is a Delaware corporation, duly organized and in good standing and qualified to transact business in the State of Maryland, and that the name and address of Tenant's resident agent in Maryland are CSC Lawyers Incorporating, 11 E. Chase Street, Baltimore, Maryland 21202.

     IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this Fourth Amendment of Lease as of the day and year first above written.


WITNESS:                      M.O.R. COLUMBIA LIMITED PARTNERSHIP

                              By:  Manekin Columbia Limited Partnership

                              By:  RA & DM, Inc.


/s/ MARGART LARSON            By:  /s/ LOUIS LA PENNA             (SEAL)
-------------------              ---------------------------------
                                   Name: LOUIS LA PENNA
                                        ---------------------------------
                                   Title: VP Treasurer
                                         --------------------------------
                                                                 LANDLORD

ATTEST:                       MARTEK BIOSCIENCES CORPORATION


/s/ [SIG]                     By: /s/ PETER L. BUZY              (SEAL)
-------------------              --------------------------------
                                   Name: Peter L. Buzy
                                        --------------------------------
                                   Title: Chief Financial Officer
                                         -------------------------------

                                                                  Tenant



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STATE OF MARYLAND, COUNTY/CITY OF Howard, TO WIT:

     I HEREBY CERTIFY that on this 6th day of August, 1998, before me, the subscriber, a Notary Public of the State of Maryland and County/City of Anne Arundel, personally appeared before before me Louis La Penna, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing instrument, who acknowledged himself/herself to be the VP/Treasurer of RA & DM, Inc., the general partner of Manekin Columbia Limited Partnership, the general partner of M.O.R. COLUMBIA LIMITED PARTNERSHIP, Landlord and he/she acknowledged the foregoing Fourth Amendment of Lease to be the act and deed of said limited partnership.

WITNESS my hand and notarial seal.

           Maryanne D. Kommeyer, Notary
               Anne Arundel Coutny
[SEAL]          State of Maryland
        My Commission Expires July 1, 2001      /s/ MARYANNE D. KOMMEYER
                                                ------------------------------
                                                Notary Public

My Commission Expires: 7-1-01
                      -------------------------


STATE OF Maryland, COUNTY/CITY OF Howard, TO WIT:

     I HEREBY CERTIFY that on this 5th day of August, 1998, before me, the subscriber, a Notary Public of the State aforesaid and County/City of Howard, personally appeared before me Peter L. Buzy, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing instrument, who acknowledged himself/herself to be the Chief Financial Officer of MARTEK BIOSCIENCES CORPORATION, Tenant, and she/he acknowledged the foregoing Fourth Amendment of Lease to be the act and deed of said corporation.


     WITNESS my hand and notarial seal.

                                                /s/ [SIG]
                                                ------------------------------
                                                Notary Public

My Commission Expires: July 1, 2000
                      -------------



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